WisdomTree Trust

WisdomTree Equity Premium Income Fund (WTPI)

(formerly, WisdomTree PutWrite Strategy Fund (PUTW))

(the “Fund”)

Supplement dated April 4, 2025 to the Statutory Prospectus (the “Prospectus”) and

the Statement of Additional Information (the “SAI”),

each dated January 1, 2025, as supplemented

Effective April 4, 2025, the WisdomTree PutWrite Strategy Fund (PUTW) (now, the WisdomTree Equity Premium Income Fund (WTPI)) changed its name, principal investment strategies, and ticker symbol. Therefore, effective immediately, all references and information related to PUTW in the Prospectus and SAI are hereby deleted in their entirety. Information pertaining to WTPI, including a description of its investment strategies, can be found in the Fund’s new prospectus and statement of additional information, each dated April 4, 2025, which are available on the Fund’s website at https://www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports or through your financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-SAI-WTPI-0425